EXHIBIT 10(a)

     Consent of Jorden Burt Berenson & Johnson LLP









                         April 24, 1997




Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, Colorado  801111

     Re:  Registration Statement on Form N-4 Registration Number
333-01153

Dear Ladies and Gentlemen:

     We have acted as counsel to Great-West Life & Annuity
Insurance Company, a Colorado corporation, regarding the federal securities laws applicable to the issuance and sale of the Contract described herein. We hereby consent to the reference to us under the heading "Legal Matters" in the prospectus.

                         Very truly yours,

                         /s/ Jorden Burt Berenson & Johnson LLP

                         JORDEN BURT BERENSON & JOHNSON LLP










     EXHIBIT 10(b)

     Consent of Deloitte & Touche LLP








INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Registration No. 333-01153) of Variable Annuity-1 Series Account of our reports on Variable Annuity-1 Series Account dated February 7, 1997 and on Great-West Life & Annuity Insurance Company dated January 25, 1997, and to the reference to us under the heading "Experts" appearing in the prospectus and Statement of Additional Information, which are a part of such Registration Statement.


/s Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
April 16, 1997










     EXHIBIT 10(c)

     Consent of Ruth B. Lurie











April 25, 1997



Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Englewood, Colorado  80111



Re:  Variable Annuity-1 Series Account


Ladies and Gentlemen:

I hereby consent to the use of my name under the caption "Legal Opinions" in the Prospectus for Variable Annuity-1 Series Account contained in the Registration Statement Form N-4 filed by Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account with the Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and the amendments thereto.

Sincerely,

/s/ Ruth B. Lurie

Ruth B. Lurie
Vice President, Counsel
and Associate Secretary








     EXHIBIT 14

     Financial Data Schedule
??